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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2007

                           SUGAR CREEK FINANCIAL CORP.
                           ---------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      United States                       0-52532             74-3210459
      -------------                       -------             ----------
(State or other jurisdiction of          (Commission         (IRS Employer
incorporation or organization)           File Number)       Identification No.)

                    28 West Broadway, Trenton, Illinois 62293
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               (Address of principal executive offices) (Zip Code)

                                  (618)224-9228
                                  -------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS
              ----------------

              On April 13, 2007, Sugar Creek Financial Corp. (the "Company"), and its wholly owned subsidiary, Tempo Bank (the "Bank"), each executed three-year employment agreements with Robert J. Stroh, Jr., Chairman, Chief Executive Officer and Chief Financial Officer of the Company and the Bank, and Francis J. Eversman, President and Chief Operating Officer of the Company and the Bank. The material terms of employment agreements were previously disclosed in the Company's Registration Statement on Form SB-2 (File No. 333-139332) (the "Registration Statement") and forms of the employment agreements were filed as Exhibits 10.3-10.4 to the Registration Statement.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: April 17, 2007                   By: /s/ Robert J. Stroh, Jr.
                                           -------------------------------------
                                           Robert J. Stroh, Jr.
                                           Chairman, Chief Executive Officer and
                                           Chief Financial Officer